UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2025

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Information.

On August 27, 2025, Novavax, Inc. (“Novavax” or the “Company”) issued a press release announcing the information discussed under Item 8.01 hereof. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 27, 2025 the Company announced that the U.S. Food and Drug Administration (“FDA”) approved the supplemental Biologics License Application (“BLA”) for the Nuvaxovid™ 2025-2026 formula for the prevention of COVID-19 in adults 65 years and older or individuals 12 years through 64 years of age with at least one underlying condition that puts them at high risk for severe outcomes from COVID-19.

The FDA also approved the extension of the shelf life of the Nuvaxovid™ 2025-2026 formula from three months to six months.

In connection with the approval of the supplemental BLA, the FDA is requiring two studies as postmarketing commitments (“PMCs”): (i) to conduct a Phase 3 open-label, single-arm study to evaluate safety and immunogenicity, and (ii) to conduct a Phase 4 observer-blind, placebo-controlled, randomized clinical trial to evaluate post-COVID vaccination syndrome.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statements in the discussion below and elsewhere in this Current Report about expectations, beliefs, plans, objectives, assumptions, or future events or performance of the Company are not historical facts and are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the efficacy, safety and intended utilization of the Company’s COVID-19 vaccine for the 2025-2025 vaccination season . Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Novavax’s current beliefs and expectations about the future of our business, events and trends, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, challenges or delays related to the requested PMC or in obtaining further regulatory authorization for its COVID-19 vaccine; antigenic drift or shift in the SARS-CoV-2 spike protein, challenges satisfying, alone or together with partners, various safety, efficacy and product characterization requirements, including those related to process qualification and assay validation, necessary to satisfy applicable regulatory authorities; difficulty obtaining scarce raw materials and supplies; resource constraints, including human capital and manufacturing capacity, on the ability of Novavax to pursue planned regulatory pathways; challenges or delays in obtaining regulatory authorization for a JN.1 protein-based COVID-19 vaccine or for future COVID-19 variant strain changes; challenges or delays in clinical trials; manufacturing, distribution or export delays or challenges; Novavax’s exclusive dependence on Serum Institute of India Pvt. Ltd. for co-formulation and filling and the impact of any delays or disruptions in their operations on the delivery of customer orders; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, as updated by the information in Part II, Item 1A “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which may be further detailed and modified or updated in other documents we file with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.

Novavax cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of Novavax’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and Novavax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for Novavax to predict which factors will arise. In addition, Novavax cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, Dated August 27, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: August 27, 2025	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary